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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Lorraine McFarlane c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-479-4660

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2007 to April 30, 2008

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Pan European Select Fund

[formerly MCBT Pan European Mid Cap Fund]

ANNUAL REPORT
APRIL 30, 2008

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2008

OBJECTIVE	Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE	July 1, 1994

FUND SIZE	$101.5m

PERFORMANCE	Total return from May 1, 2007 through April 30, 2008

•MCBT Opportunistic EAFE Fund	–0.7%
•Morgan Stanley Capital International (MSCI) EAFE Index	–1.3%

Annualized total return from May 1, 2003 through April 30, 2008

•MCBT Opportunistic EAFE Fund	+21.1%
•Morgan Stanley Capital International (MSCI) EAFE Index	+20.9%

Annualized total return from May 1, 1998 through April 30, 2008

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+6.4%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+6.3%
•Morgan Stanley Capital International (MSCI) EAFE Index	+7.1%

Annualized total return from July 1, 1994 through April 30, 2008

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+7.5%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+7.5%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)	+7.6%

  (a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1998 through April 30, 2008 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) EAFE Index from May 1, 1998 to April 30, 2008.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived by the Investment Manager during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2008

PORTFOLIO
COMMENTS

PERFORMANCE

Over the 12 months to April 30, 2008, the portfolio returned –0.7%. This compared with the MSCI EAFE index's return of –1.3%.

In an increasingly turbulent period for global markets, the fund's outperformance was gratifying. As problems in the US mortgage market spilled over into the credit markets and brought interbank lending to a virtual standstill, global equity markets saw rising volatility from the summer of 2007 and a sharp downturn in the first few months of 2008. The period did end on a slightly brighter note, however, as April brought a slight recovery in both the credit and equity markets.

Over the period, the strongest contributions came from Hong Kong and China, where Hong Kong Exchanges & Clearing Ltd., China Mobile Ltd. and Sun Hung Kai Properties Ltd. delivered robust returns. We also enjoyed a rich seam of returns in the mining sector, where BHP Billiton PLC benefited from its involvement in corporate activity.

Elsewhere, good returns came from a wide range of stocks, including SeaDrill Ltd. (offshore drilling), Tecnicas Reunidas SA (engineering), and CEZ, E.ON AG and EDF (all power). In a troubled period for financials, the fact that Unibanco - Uniao de Bancos Brasileiros SA was one of our best performers testifies to the importance of good stockpicking.

We were less fortunate with certain other financials, however, with several major negatives clustered here: Bank of Ireland, UniCredito Italiano, and Japan's ORIX Corp. Our worst holding was Hypo Real Estate Holding AG, the German investment bank, which wrote off over €350 million from a collateralized debt obligation book of €1.5 billion, which it had previously said was secure. We sold our holding during the period and realized losses on the investment. Other negatives included Sumitomo Heavy Industries Ltd., Nestle SA, BT Group PLC and Fiat S.p.A..

OUTLOOK

Since the end of the period, credit markets have continued to recover. But real economies are just beginning to feel the impact of the credit crisis. Growth estimates for Europe have been revised down. This is less true for Asia and other emerging markets, where domestic liquidity remains high and inflation presents the main challenge.

The corporate results season has been mixed, but perhaps not as bad as investors had feared. Commodity-related companies have done very well, and especially the oil majors. Earnings estimates for markets for the full year are still too high, but are coming down. This in itself is no barrier to market performance. We continue to favour Asia and other emerging markets, where the domestic consumer increasingly provides some protection from a slowdown in the developed world. Asia will be a key beneficiary of any further cuts to US rates, and demographics are supportive.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2008

January and March may have marked the lowest points for global markets, and valuations generally remain supportive. But as the effects on the real economy become clearer, markets are likely to remain volatile.

We continue to find good opportunities in industrials, where spending by oil companies and the development of infrastructure provide welcome trends. We are also overweight in energy-related stocks. Given the challenges facing the consumer in developed markets, we remain underweight in consumer discretionary stocks.

INVESTMENT MANAGER PROFILE	James Fairweather, a member of the team that has primary responsibility for the day-to-day management of the Fund, spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
BP PLC	(United Kingdom)	3.6%
E.ON AG	(Germany)	3.3
Banco Santander SA	(Spain)	3.1
Telefonica SA	(Spain)	2.8
Enel S.p.A.	(Italy)	2.5
BHP Billiton PLC	(United Kingdom)	2.4
Nestle SA	(Switzerland)	2.4
Bayer AG	(Germany)	2.3
Anglo American PLC	(United Kingdom)	2.3
Nokia OYJ	(Finland)	2.1

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2008

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE	February 14, 1997

FUND SIZE	$470.3m

PERFORMANCE	Total return from May 1, 2007 through April 30, 2008

•MCBT Global Emerging Markets Fund	+18.7%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+25.7%

Annualized total return from May 1, 2003 through Apri1 30, 2008

•MCBT Global Emerging Markets Fund	+35.4%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+35.8%

Annualized total return from May 1, 1998 through April 30, 2008

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+12.6%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+12.4%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+13.5%

Annualized total return from February 14, 1998 through April 30, 2008

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+10.3%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+10.2%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)	+10.2%

  (a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1998 through April 30, 2008 including all transaction fees, if any, versus the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index from May 1, 1998 to April 30, 2008.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2008

PORTFOLIO COMMENTS	The Fund again produced a double-digit return in the 12 months to April 30, 2008. This year, however, we lagged our benchmark by 7.0%. The headline return for emerging markets disguises rising volatility in the last few months of 2007. This came to a head in January, when most markets made their worst start to a year for several decades. Although most regions recovered slightly in February, further falls in March erased this. April was a stronger month, however, on hopes that the worst of the credit crisis is now behind us.

Our underperformance over the year was concentrated in two periods: the autumn of 2007 and the first months of 2008. During these periods, markets were not driven by fundamentals, but by huge liquidity flows - specifically outflows. This sort of liquidity-driven environment does not suit our fundamentals-driven stockpicking process. We have experienced such conditions on a number of occasions in the past: in the spring of 2004, for example. The lesson we have learned is that fundamentals have, in the end, prevailed. So we see no point in either panic selling or attempting to chase the markets on the way up. We are sticking to our process and will continue to construct our portfolio by focusing on stock fundamentals.

Detractors from our relative performance included Korea's Hana Tour Service, Inc., which failed to keep pace with the market, in part due to a dip in demand following the Thai air crash in September. There was notable weakness in two of our financial holdings: Poland's Bank Zachodni WBK SA and Turkey's Turkiye Garanti Bankasi AS. We sold the latter towards the end of the period. One of the largest costs to performance came from not owning Reliance Industries, Ltd. As the market ascribed higher values to its potential for energy exploration, this stock, which constitutes almost 1% of the benchmark, moved up very strongly for most of the period. Another significant negative was South African retailer Mr Price Group. As the central bank has tightened interest rates, South Africa's retail sector has struggled.

In the calendar year of 2007, Hong Kong and China were the world's strongest markets. As a direct consequence, they bore the brunt of the sell-off at the start of 2008. Despite this, many of our strongest performances came from these markets. Hong Kong Exchanges & Clearing Ltd. was the principal beneficiary of increased transactions, on hopes of massive flows of funds from mainland China. China Mobile Ltd. and China Merchants Bank Co., Ltd., H Shares were other standouts here.

Our Brazilian holdings also performed strongly over the period, with Petroleo Brasileiro SA the pick. Rossi Residencial SA, Companhia Vale do Rio Doce, and Usinas Siderurgicas Minas Gerais SA also did well here. In a strong year for Korea's shipbuilding and construction sectors, Hyundai Heavy Industries and GS Engineering & Construction Corp. made robust contributions.

OUTLOOK

We continue to be very positive on large Latin American markets such as Mexico and Brazil. We are especially bullish about domestically orientated stocks benefiting from secular themes (e.g., the emerging strong credit cycle, domestic consumption and convergence). High levels of international reserves and improving external debt ratios make Latin American economies less vulnerable to external shocks than in the past.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2008

Furthermore, company earnings have been resilient and momentum continues to be strong. Earnings growth is expected to be ahead of the broader market in both 2008 and 2009. The main uncertainty lies in inflationary pressures and monetary policy. Central banks, especially in Brazil and Chile, may take tightening action that could result in appreciating currencies and deteriorating external accounts rather than easing food inflation.

In the longer term, our positive view on Asia is undimmed. None of the strong drivers we have been observing for the last few years are showing signs of deterioration: domestic demand, infrastructure investment, asset reflation, currency appreciation and fiscal expansion all remain on track. Asia's low levels of financial gearing, from personal balance sheets right through to government surpluses, represent a real and powerful defence against the current credit crisis, and the lack of aggressive productive capacity build over the last few years has made corporate Asia less sensitive to a slowdown in external demand. In the short term, however, we feel that markets have not yet cleared sufficiently to allow these fundamental drivers to reassert themselves properly. Predicting how long this process will take is largely guesswork, and we will avoid taking any kind of tactical view on a market 'bottom'.

We also remain positive on Central Europe, and on South Africa. Inflation and issues of electricity supply notwithstanding, the South African economy is still likely to experience solid expansion driven by infrastructure investment, strong commodity pricing and expansion of corporate capacity.

INVESTMENT MANAGER PROFILE	Dariusz Sliwinski is a director of Martin Currie Investment Management and speaks Polish, Russian, English and Italian. Dariusz initially received a master's degree in electronic engineering before working in a number of different industries in post-Communist Poland. After gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Powszechny Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atkins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for our EMEA portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-US investors.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2008

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Latin America
Companhia Vale do Rio Doce	(Brazil)	5.6%
Petroleo Brasileiro SA, ADR	(Brazil)	3.2
America Movil SAB de C.V.	(Mexico)	2.3
Europe
Gazprom OAO, ADR	(Russia)	5.2
JSC MMC Norilsk Nickel, ADR	(Russia)	2.3
Pacific Basin
China Mobile Ltd.	(Hong Kong)	4.2
Taiwan Semiconductor Man. Co., Limited	(Taiwan)	2.9
Samsung Electronics Co., Ltd.	(South Korea)	2.4
Bharti Airtel Ltd., American Style call warrants	(India)	2.3
Africa
MTN Group Ltd.	(South Africa)	2.3

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2008

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE	June 6, 2002

FUND SIZE	$98.8m

PERFORMANCE	Total return from May 1, 2007 through April 30, 2008

•MCBT Pan European Select Fund(a)	–9.5%
•Morgan Stanley Capital International (MSCI) European Index	–1.1%

Annualized total return from May 1, 2003 through April 30, 2008

•MCBT Pan European Select Fund	+29.8%
•Morgan Stanley Capital International (MSCI) European Index	+21.5%

Annualized total return from June 6, 2002 through April 30, 2008

•MCBT Pan European Select Fund	+24.1%
•Morgan Stanley Capital International (MSCI) European Index	+15.4%

The graph below (in 000s) represents the annualized total return of the portfolio including all transaction fees, versus the Morgan Stanley Capital International (MSCI) European Index from June 6, 2002 to April 30, 2008.

(a)  Prior to January 1, 2008, the MCBT Pan European Select Fund was named the MCBT Pan European Mid Cap Fund.

(b)  Inception date.

Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2008

PORTFOLIO COMMENTS	Over the 12 months under review, MCBT Pan European Select Fund returned –9.5% against an index return of –1.1%. After the strong returns over the previous 12 months, this was disappointing. Our long-term performance remains strong, however.

The period was dominated by the global credit crisis, which erupted as problems in the US mortgage market spilled over into the credit markets. This led to successive waves of panic in the world's equity markets, with many financial stocks selling off regardless of their degree of exposure to the US sub-prime market. This panic-driven environment did not reward stockpicking.

Our underperformance was concentrated in a small number of stocks. Our weakest stock was Hypo Real Estate Holding AG, which wrote off over €350 million from a collateralized debt obligation book of €1.5 billion, which it had previously said was secure. While we were disappointed by the writedown, our process tells us that the credit quality of Hypo's real estate and public finance is among the highest in the European banking system. Since then, Hypo is up over 40%, having announced no rights issue, and 25% of the company having been bid for by private equity group J. P Flowers. Anglo Irish Bank also fell due to concerns over the financial system and its impact on Anglo's funding profile, which we think is robust. This view was vindicated by Anglo's latest earnings release.

Other negatives included Irish Life & Permanent PLC and Investec PLC. In both cases, the weakness in credit markets means that they were no longer getting upgrades. We were wrong in thinking that their stock-specific growth drivers would prevent this from happening. We sold both positions on this negative change.

Positives over the period included Deutsche Boerse AG, which benefited from its aggressive cost-cutting plans and the positive impact of volatility on its top line. Millicom International Cellular SA, MAN AG and Sonova Holding AG reported excellent results, as did Nokian Renkaat OYJ, which we sold at its peak towards the end of the period. TomTom NV was another standout performer, following good results and the accretive acquisition of its map supplier TeleAtlas. Anticipating earnings downgrades, we sold this stock later in the period.

OUTLOOK

The situation that has been in force since the eruption of the credit crisis in 2007 has lasted long enough to be considered a trend, not a temporary inflection point. The financing crisis (i.e. the fact that credit is difficult to obtain) is being compounded by high rates of inflation, which hit disposable income and make it harder for central banks to cut interest rates. These factors are leading to EPS downgrades and falling share prices (i.e. negative change according to our process) in a wide variety of stocks, mostly in economically sensitive and financial-facing sectors.

Even in those stocks we own where there are still upgrades, many were underperforming because the market did not believe the upgrades. At the same time, there were many stocks that we didn't own which were outperforming despite apparently high valuations,

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2008

because the market believed that their situation would improve. We were missing out on the performance of those stocks. In essence, this meant that our performance was more affected by top-down factors than we thought acceptable. By default, our portfolio had ended up expressing a top-down view (long confidence).

Since then, we have made a number of changes to the portfolio. These changes back the winners from the new trends, and are not correlated with the other stocks in the portfolio. At the same time, we have reduced the number of stocks whose performance is geared to top-down trends. The fund is now appropriately diversified, and combines our best long-term ideas - many of which have experienced a drop in market price and have substantial recovery potential - with recent investments that benefit from established trends of positive change in the new environment.

The market has reacted in an indiscriminate and irrational manner to the sub-prime crisis. We believe our portfolio is a net beneficiary of this crisis, and are seeking to position the portfolio to recover performance when the market becomes rational again. The exceptional arbitrage between debt and equities continues. Volatility is increasing, and we are excited by the number and quality of stockpicking opportunities that the market offers.

INVESTMENT MANAGER PROFILE	Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years before moving to the European desk in 1990. He has been managing pan-European portfolios since 1997. Stewart works with Dino Fuschillo in the management of our European portfolios and co-manages our European mid-cap funds with Dr. Eric Woehrling. Stewart has 20 years of experience and has attained the professional qualification of ASIP.

Dr. Eric Woehrling joined Martin Currie in 2000 to design the European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002. Eric is lead manager of the Martin Currie GF Pan-European Opportunities Fund, which is a top performer in its class over 3 years and the winner of a Lipper Fund Award 2008 and an S&P award in 2007. Before his move to Martin Currie, Eric worked for Stewart Ivory from 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he specialized in European smaller companies.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2008

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
Millicom International Cellular SA	(Luxembourg)	5.7%
Anglo Irish Bank	(Ireland)	5.0
Julius Baer Holding AG	(Switzerland)	4.7
Indra Sistemas SA	(Spain)	4.4
MAN AG	(Germany)	4.3
Hypo Real Estate Holding AG	(Germany)	4.2
Terna-Rete Electtrica Nazionale SpA	(Italy)	4.2
Casino Guichard-Perrachon SA	(France)	4.2
Man Group PLC	(United Kingdom)	4.1
Swatch Group AG	(Switzerland)	4.0

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS† – 97.0%
EUROPE – 72.1%
BELGIUM – 1.6%
Delhaize Group	18,903	$1,648,179
TOTAL BELGIUM – (Cost $1,583,082)		1,648,179
CZECH REPUBLIC – 1.9%
CEZ*	25,856	1,917,225
TOTAL CZECH REPUBLIC – (Cost $1,426,743)		1,917,225
FINLAND – 3.2%
Nokia OYJ	70,387	2,167,344
Nokian Renkaat OYJ	25,839	1,102,665
TOTAL FINLAND – (Cost $3,110,163)		3,270,009
FRANCE – 7.9%
Accor SA	20,828	1,733,417
Axa	56,752	2,118,353
Casino Guichard Perrachon SA	16,235	2,051,334
Societe Generale	18,034	2,116,446
TOTAL FRANCE – (Cost $7,090,203)		8,019,550
GERMANY – 10.0%
Bayer AG	27,413	2,345,662
E.ON AG	16,360	3,339,031
MAN AG	7,758	1,087,087
Siemens AG	17,799	2,100,261
Tognum AG*	44,436	1,283,616
TOTAL GERMANY – (Cost $9,296,169)		10,155,657
GREECE – 1.5%
National Bank of Greece SA	27,027	1,500,680
TOTAL GREECE – (Cost $1,387,577)		1,500,680
ITALY – 6.4%
Enel S.p.A.	233,581	2,549,430
Fiat S.p.A.	78,988	1,774,803
UniCredit S.p.A.	278,767	2,124,171
TOTAL ITALY – (Cost $6,416,397)		6,448,404
LUXEMBOURG – 1.6%
Millicom International Cellular SA*	14,660	1,583,427
TOTAL LUXEMBOURG – (Cost $1,373,885)		1,583,427

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS† – Continued
EUROPE – Continued
NETHERLANDS – 1.7%
ASML Holding NV	61,019	$1,746,449
TOTAL NETHERLANDS – (Cost $1,762,786)		1,746,449
NORWAY – 1.6%
SeaDrill Ltd.	53,790	1,638,312
TOTAL NORWAY – (Cost $1,073,439)		1,638,312
RUSSIA – 1.5%
Gazprom OAO, ADR	27,800	1,478,960
TOTAL RUSSIA – (Cost $1,418,010)		1,478,960
SPAIN – 9.0%
Banco Santander SA	143,906	3,112,125
Inditex	29,557	1,614,390
Tecnicas Reunidas SA	21,019	1,595,387
Telefonica SA	97,618	2,830,545
TOTAL SPAIN – (Cost $8,462,865)		9,152,447
SWITZERLAND – 4.6%
Julius Baer Holding AG	18,363	1,362,848
Nestle SA	5,005	2,400,700
Sonova Holding AG	10,342	875,349
TOTAL SWITZERLAND – (Cost $4,556,461)		4,638,897
UNITED KINGDOM – 19.6%
Anglo American PLC	35,664	2,318,073
Autonomy Corp. PLC*	104,485	1,779,358
Babcock International Group PLC	103,825	1,221,065
BHP Billiton PLC	69,028	2,470,472
BP PLC	300,244	3,647,520
BT Group PLC	385,232	1,706,169
Reed Elsevier PLC	141,003	1,788,674
Royal Bank of Scotland Group PLC	195,306	1,339,728
Smith & Nephew PLC	154,601	2,013,426
William Morrison Supermarkets PLC	291,594	1,661,060
TOTAL UNITED KINGDOM – (Cost $20,553,669)		19,945,545
TOTAL EUROPE – (Cost $69,511,449)		73,143,741
JAPAN – 13.1%
East Japan Railway Co.	212	1,690,128
Itochu Corp.	188,000	1,961,629
Mitsui Fudosan Co., Ltd.	77,000	1,940,088

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS† – Continued
JAPAN – Continued
Mizuho Financial Group, Inc.	415	$2,155,119
Nintendo Co., Ltd.	3,700	2,031,735
ORIX Corp.	9,060	1,634,520
Takeda Pharmaceutical Co., Ltd.	35,800	1,890,100
TOTAL JAPAN – (Cost $12,773,263)		13,303,319
LATIN AMERICA – 1.5%
BRAZIL – 1.5%
Unibanco - Uniao de Bancos Brasileiros SA, GDR	10,200	1,483,182
TOTAL BRAZIL – (Cost $1,076,346)		1,483,182
TOTAL LATIN AMERICA – (Cost $1,076,346)		1,483,182
PACIFIC BASIN – 10.3%
AUSTRALIA – 1.4%
Incitec Pivot Ltd.	9,161	1,398,417
TOTAL AUSTRALIA – (Cost $1,463,129)		1,398,417
HONG KONG – 7.3%
BOC Hong Kong (Holdings) Ltd.	519,500	1,349,887
China Mobile Ltd.	89,500	1,538,916
Hang Lung Properties Ltd.	163,696	666,912
Hong Kong Exchanges and Clearing Ltd.	86,500	1,769,259
Sun Hung Kai Properties Ltd.	118,000	2,066,815
TOTAL HONG KONG – (Cost $6,248,738)		7,391,789
SINGAPORE – 1.6%
United Overseas Bank Ltd.	113,000	1,699,937
TOTAL SINGAPORE – (Cost $1,574,420)		1,699,937
TOTAL PACIFIC BASIN – (Cost $9,286,287)		10,490,143
TOTAL COMMON STOCKS† – (Cost $92,647,345)		98,420,385
	Principal Amount
SHORT-TERM INVESTMENTS – 2.6%
Repurchase Agreement with State Street Bank and Trust, 0.85%, 05/01/2008 (a)	$2,701,000	2,701,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $2,701,000)		2,701,000
TOTAL INVESTMENTS – (Cost $95,348,345) – 99.6%		101,121,385
OTHER ASSETS LESS LIABILITIES – 0.4%		395,100
NET ASSETS – 100.0%		$101,516,485

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 1.6%, Auto Parts 1.2%, Automobiles 1.8%, Banks 15.7%, Building & Construction 1.6%, Building Maintenance & Services 1.2%, Drugs & Health Care 1.9%, Electric Utilities 1.9%, Fertilizers 1.4%, Financial Services 5.5%, Food & Beverages 2.4%, Gas & Pipeline Utilities 1.5%, Hotel & Restaurants 1.7%, Import/Export 1.9%, Insurance 2.1%, Manufacturing 3.2%, Medical Products 5.2%, Mining 4.7%, Oil & Gas 5.2%, Publishing 1.8%, Real Estate 4.6%, Retail 1.6%, Retail Grocery 3.6%, Semi-conductor Manufacturing Equipment 1.7%, Software 1.7%, Telecommunications 3.2%, Telecommunications Equipment 2.1%, Telecommunications Services 4.4%, Tires & Rubber 1.1%, Toys & Amusements 2.0%, Transportation 1.7%, and Utilities 5.8%.

*  Non-income producing security.

(a)  The repurchase agreement, dated 04/30/2008, due 05/01/2008 with repurchase proceeds of $2,701,064 is collateralized by Federal Home Loan Bank, 2.73% due 01/23/2009 with a market value of $2,760,000.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS AND WARRANTS† – 90.6%
AFRICA – 6.1%
SOUTH AFRICA – 6.1%
African Bank Investments Ltd.	1,143,344	$4,014,386
Impala Platinum Holdings Ltd.	181,672	7,399,739
MTN Group Ltd.	569,520	10,883,148
Murray & Roberts Holdings Ltd.	546,301	6,393,710
TOTAL SOUTH AFRICA – (Cost $24,065,968)		28,690,983
TOTAL AFRICA – (Cost $24,065,968)		28,690,983
EUROPE – 15.6%
CZECH REPUBLIC – 1.9%
CEZ*	122,540	9,099,702
TOTAL CZECH REPUBLIC – (Cost $6,010,269)		9,099,702
HUNGARY – 1.8%
OTP Bank Nyrt.	194,014	8,341,738
TOTAL HUNGARY – (Cost $2,100,576)		8,341,738
POLAND – 0.9%
Bank Zachodni WBK SA	56,925	4,183,674
TOTAL POLAND – (Cost $1,483,329)		4,183,674
RUSSIA – 11.0%
Gazprom OAO, ADR	456,163	24,267,872
JSC MMC Norilsk Nickel, ADR	403,100	10,883,700
LUKOIL, ADR	88,266	7,970,420
Mobile Telesystems, ADR	111,800	8,673,444
TOTAL RUSSIA – (Cost $29,757,802)		51,795,436
TOTAL EUROPE – (Cost $39,351,976)		73,420,550
LATIN AMERICA – 17.8%
BRAZIL – 9.3%
Medial Saude SA	588,993	5,846,700
Petroleo Brasileiro SA, ADR	147,768	14,939,345
Rossi Residencial SA	792,800	7,836,424
Ternium SA, ADR	198,892	6,937,353
Usinas Siderurgicas de Minas Gerais SA	162,300	8,299,542
TOTAL BRAZIL – (Cost $27,892,468)		43,859,364
COLUMBIA – 2.1%
Almacenes Exito SA, GDR, (acquired 07/23/07), #, 144A	1,259,662	9,885,593
TOTAL COLUMBIA – (Cost $9,877,639)		9,885,593

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS AND WARRANTS† – Continued
LATIN AMERICA – Continued
MEXICO – 4.0%
America Movil SAB de C.V.	3,789,100	$11,007,401
Corporacion GEO SAB de CV, Series B*	2,096,900	7,816,831
TOTAL MEXICO – (Cost $12,942,738)		18,824,232
PERU – 2.4%
Compania de Minas Buenaventura SA, ADR	93,500	5,850,295
Credicorp Ltd.	68,368	5,494,053
TOTAL PERU – (Cost $11,360,601)		11,344,348
TOTAL LATIN AMERICA – (Cost $62,073,446)		83,913,537
MIDDLE EAST – 2.8%
ISRAEL – 2.8%
Israel Chemicals Ltd.	373,737	6,894,204
Teva Pharmaceutical Industries Ltd., ADR	130,400	6,100,112
TOTAL ISRAEL – (Cost $13,615,431)		12,994,316
TOTAL MIDDLE EAST – (Cost $13,615,431)		12,994,316
OTHER AREAS – 7.0%
INDIA – 7.0%
Bharti Airtel Ltd., American Style call warrants, expiring 08/01/2010, (acquired 08/06/07), *, #, ^, 144A	495,234	10,979,735
HDFC Bank Ltd.	181,191	6,740,046
Oil and Natural Gas Corp., Ltd.	228,118	5,806,691
Reliance Industries Ltd.*	64,332	4,141,129
Tata Consultancy SVS Ltd., American Style call warrants, expiring 08/27/2010, (acquired 09/05/07), #, ^, 144A	233,608	5,310,452
TOTAL INDIA – (Cost $36,757,913)		32,978,053
TOTAL OTHER AREAS – (Cost $36,757,913)		32,978,053
PACIFIC BASIN – 41.3%
CHINA – 0.8%
Xinyuan Real Estate Co., Ltd., ADR*	392,400	3,543,372
TOTAL CHINA – (Cost $5,770,412)		3,543,372
HONG KONG – 13.0%
China Construction Bank Corp., H Shares (a)	5,837,000	5,265,407
China Merchants Bank Co., Ltd., H Shares	2,395,000	10,018,670
China Mobile Ltd.	1,147,500	19,730,789
CNOOC Ltd.	5,287,000	9,335,008

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS AND WARRANTS† – Continued
PACIFIC BASIN – Continued
HONG KONG – Continued
Hong Kong Exchanges and Clearing Ltd.	366,500	$7,496,340
Shimao Property Holdings Ltd.	4,598,000	9,145,083
TOTAL HONG KONG – (Cost $36,337,963)		60,991,297
INDONESIA – 1.5%
PT Bumi Resources Tbk	10,097,500	7,281,325
TOTAL INDONESIA – (Cost $7,121,331)		7,281,325
MALAYSIA – 3.5%
Bumiputra - Commerce Holdings Berhad	1,974,643	6,219,594
Resorts World Berhad	5,027,200	5,378,897
Telekom Malaysia Berhad	1,440,710	1,650,956
TM International Bhd*	1,440,710	3,260,867
TOTAL MALAYSIA – (Cost $13,368,905)		16,510,314
SOUTH KOREA – 11.4%
GS Engineering & Construction Corp.	47,029	6,918,444
Hana Financial Group, Inc.	156,903	7,096,745
Hana Tour Service, Inc.	72,458	4,328,763
Hyundai Development Co.	75,680	4,838,266
Hyundai Marine & Fire Insurance Co., Ltd.	233,572	4,798,866
KT&G Corp.	87,903	7,276,666
NHN Corp.*	29,953	6,960,603
Samsung Electronics Co., Ltd.	15,982	11,333,169
TOTAL SOUTH KOREA – (Cost $45,022,449)		53,551,522
TAIWAN – 11.1%
Asia Cement Corp.	3,311,000	5,959,202
Asustek Computer, Inc.	1,982,000	6,431,451
Cathay Financial Holding Co., Ltd.	2,557,000	7,180,343
Formosa Plastics Corp.	2,493,000	7,123,442
Hon Hai Precision Industry Co., Ltd.	1,127,200	6,534,224
Innolux Display Corp.	1,861,544	5,484,210
Taiwan Semiconductor Manufacturing Co., Ltd.	6,236,495	13,662,016
TOTAL TAIWAN – (Cost $47,623,575)		52,374,888
TOTAL PACIFIC BASIN – (Cost $155,244,635)		194,252,718
TOTAL COMMON STOCKS AND WARRANTS† – (Cost $331,109,369)		426,250,157

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

	Shares	US Value
PREFERRED STOCKS† – 8.9%
LATIN AMERICA – 8.9%
BRAZIL – 8.9%
AES Tiete SA (shown in units of 1,000)	740,612	$6,683,419
Companhia Vale do Rio Doce	816,134	26,312,490
Uniao de Bancos Brasileiros SA	582,600	8,681,869
TOTAL BRAZIL – (Cost $28,130,802)		41,677,778
TOTAL LATIN AMERICA – (Cost $28,130,802)		41,677,778
TOTAL PREFERRED STOCKS† – (Cost $28,130,802)		41,677,778
	Principal Amount
SHORT-TERM INVESTMENTS – 0.4%
Repurchase Agreement with State Street Bank and Trust, 0.85%, 05/01/2008 (b)	$1,826,000	1,826,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,826,000)		1,826,000
TOTAL INVESTMENTS – (Cost $361,066,171) – 99.9%		469,753,935
OTHER ASSETS LESS LIABILITIES – 0.1%		531,982
NET ASSETS – 100.0%		$470,285,917

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Banks 12.5%, Building & Construction 5.4%, Cement 1.3%, Chemicals 1.4%, Coal 1.5%, Communication Services 2.4%, Computer Software 1.1%, Computers 2.8%, Drug & Health Care 1.3%, Electric Utilities 3.3%, Electronics 3.5%, Finance 1.5%, Financial Services 3.1%, Gas & Pipeline Utilities 5.2%, Homebuilders 1.7%, Homebuilding 1.0%, Insurance 1.0%, Internet Services 1.5%, Medical Services 1.2%, Metals 9.5%, Mining 1.2%, Oil & Gas 3.2%, Oil - Refining & Marketing 0.9%, Oil - Integrated 4.9%, Plastics 1.5%, Real Estate 2.0%, Retail 2.1%, Semi-Conductor Manufacturing Equipment 2.9%, Steel 3.3%, Telecommunications 6.0%, Telecommunications Equipment 0.7%,Telecommunications Services 5.0%, Tobacco 1.6%, Transport Services 0.9% and Travel Services 1.1%.

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

^  Security fair valued using methods determined in good faith by or at the direction of the Trustees (see Note B in Notes to Financial Statements). At April 30, 2008, fair valued securities in the Global Emerging Markets Fund amounted to $16,290,187 or 3.5% of its net assets.

(a)  A portion of this security was held on loan. As of April 30, 2008, the market value of the securities loaned was $73,167.

(b)  The repurchase agreement, dated 04/30/2008, due 05/01/2008 with repurchase proceeds of $1,826,043 is collateralized by Federal Home Loan Bank, 2.73% due 01/23/2009 with a market value of $1,865,000.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS† – 98.7%
BELGIUM – 3.4%
Delhaize Group	38,306	$3,339,954
TOTAL BELGIUM – (Cost $3,325,580)		3,339,954
BERMUDA – 2.9%
Ship Finance International	92,978	2,819,093
TOTAL BERMUDA – (Cost $1,964,979)		2,819,093
FINLAND – 5.7%
KCI Konecranes OYJ	67,800	2,968,493
Ramirent OYJ	158,834	2,648,763
TOTAL FINLAND – (Cost $5,637,992)		5,617,256
FRANCE – 4.3%
Casino Guichard - Perrachon SA	32,958	4,164,329
Euler Hermes SA	694	80,353
TOTAL FRANCE – (Cost $3,155,456)		4,244,682
GERMANY – 13.9%
Deutsche Boerse AG	21,515	3,165,285
Hypo Real Estate Holding AG	111,147	4,168,685
K+S AG	4,909	2,066,451
MAN AG	30,496	4,273,240
TOTAL GERMANY – (Cost $12,218,426)		13,673,661
IRELAND – 5.0%
Anglo Irish Bank	356,912	4,931,888
TOTAL IRELAND – (Cost $4,321,646)		4,931,888
ITALY – 4.2%
Terna - Rete Elettrica Nazionale SpA	939,557	4,166,485
TOTAL ITALY – (Cost $3,849,071)		4,166,485
LUXEMBOURG – 5.7%
Millicom International Cellular SA*	52,087	5,625,917
TOTAL LUXEMBOURG – (Cost $2,553,463)		5,625,917
NORWAY – 7.3%
Petroleum Geo-Services ASA	136,700	3,733,762
Prosafe SE	201,360	3,501,706
TOTAL NORWAY – (Cost $6,933,995)		7,235,468

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

	Shares	US Value
COMMON STOCKS† – Continued
PORTUGAL – 2.9%
Sonae Capital*	167,397	$410,370
Sonae S.G.P.S., SA	1,395,144	2,494,324
TOTAL PORTUGAL – (Cost $2,316,748)		2,904,694
SPAIN – 11.2%
Abertis Infraestructuras SA	112,001	3,735,523
Cintra Concesiones de Infraestructuras de Transporte SA	192,012	2,989,179
Indra Sistemas SA	159,375	4,362,450
TOTAL SPAIN – (Cost $9,740,117)		11,087,152
SWEDEN – 3.1%
Oriflame Cosmetics SA	39,800	3,051,362
TOTAL SWEDEN – (Cost $3,002,802)		3,051,362
SWITZERLAND – 15.9%
Julius Baer Holding AG	62,405	4,631,515
Logitech International SA*	112,078	3,428,917
Sonova Holding AG	43,145	3,651,804
Swatch Group AG	14,744	3,984,288
TOTAL SWITZERLAND – (Cost $13,132,639)		15,696,524
UNITED KINGDOM – 13.2%
Collins Stewart PLC	265,373	643,723
IG Group Holdings PLC	395,793	2,854,681
Man Group PLC	346,404	4,005,113
Resolution PLC	189,738	2,712,472
Tullett Prebon PLC	330,397	2,860,924
TOTAL UNITED KINGDOM – (Cost $11,971,473)		13,076,913
TOTAL COMMON STOCKS† – (Cost $84,124,387)		97,471,049
	Principal Amount
SHORT-TERM INVESTMENTS – 2.5%
Repurchase Agreement with State Street Bank and Trust, 0.85%, 05/01/2008 (a)	$2,462,000	2,462,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $2,462,000)		2,462,000
TOTAL INVESTMENTS – (Cost $86,586,387) – 101.2%		99,933,049
OTHER ASSETS LESS LIABILITIES – (1.2)%		(1,148,106)
NET ASSETS – 100.0%		$98,784,943

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2008

Notes to Schedule of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Banks 13.9%, Building & Construction 3.8%, Chemicals 2.1%, Computer Services 4.4%, Computers 3.5%, Construction & Mining Equipment 2.7%, Cosmetics & Toiletries 3.1%, Diversified 0.4%, Electric Utilities 4.2%, Finance 9.6%, Financial Services 4.2%, Industrial Machinery 3.0%, Insurance 2.7%, Manufacturing 4.4%, Medical Products 3.7%, Oil-field Services 7.3%, Public Thoroughfares 3.0%, Retail 9.9%, Retail Grocery 4.2%, Telecommunications Services 5.7%, and Transport Services 2.9%.

*  Non-income producing security.

(a)  The repurchase agreement, dated 04/30/2008, due 05/01/2008 with repurchase proceeds of $2,462,058 is collateralized by Federal Home Loan Bank, 2.73% due 01/23/2009 with a market value of $2,515,000.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS & LIABILITIES

APRIL 30, 2008

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
ASSETS
Investment in securities, at value	$98,420,385	$467,927,935	$97,471,049
Repurchase agreements	2,701,000	1,826,000	2,462,000
Cash	31,712	318	279
Foreign currency, at value	119,890	1,008,359	–
Receivable for investments sold	–	32,225	2,903,649
Dividends and interest receivable	377,358	701,729	52,618
Foreign tax reclaims receivable	103,700	26,566	80,654
TOTAL ASSETS	101,754,045	471,523,132	102,970,249
LIABILITIES
Payable for investments purchased	–	–	3,832,972
Management fee payable	146,521	911,348	248,978
Administration fee payable	6,472	45,072	9,956
Trustees fee payable	3,744	24,613	5,250
Accrued expenses and other liabilities	80,823	256,182	88,150
TOTAL LIABILITIES	237,560	1,237,215	4,185,306
TOTAL NET ASSETS	$101,516,485	$470,285,917	$98,784,943
COMPOSITION OF NET ASSETS
Paid-in capital	$108,605,622	$286,693,540	$83,623,293
Undistributed net investment income	509,633	394,284	216,760
Accumulated net realized (loss) gain on investments and foreign currency transactions	(13,392,116)	74,500,540	1,592,398
Net unrealized appreciation on investments and foreign currency	5,793,346	108,697,553	13,352,492
TOTAL NET ASSETS	$101,516,485	$470,285,917	$98,784,943
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	7,361,505	50,130,925	8,925,642
NET ASSET VALUE PER SHARE	$13.79	$9.38	$11.07
Identified cost of investments	$95,348,345	$361,066,171	$86,586,387
Cost of foreign currency	$117,747	$1,007,772	$–

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2008

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
INVESTMENT INCOME
Interest income	$23,484	$129,183	$62,124
Dividend income	1,641,844	9,911,643	3,560,104
Other income	–	39,168	1,436
Foreign taxes withheld	(139,220)	(1,100,116)	(289,722)
TOTAL INVESTMENT INCOME	1,526,108	8,979,878	3,333,942
EXPENSES
Management fees	458,529	4,012,185	1,206,303
Custodian fees	134,571	785,970	145,053
Administration fees	34,096	274,681	67,015
Audit fees	55,679	55,679	55,679
Legal fees	17,849	156,462	37,697
Transfer agent fees	6,558	6,875	6,483
Trustees fees	6,159	48,833	11,873
Stock dividend tax	–	36,345	–
Miscellaneous expenses	28,725	150,436	28,344
TOTAL EXPENSES	742,166	5,527,466	1,558,447
Expense recaptured by Investment Manager	22,200	–	–
NET EXPENSES	764,366	5,527,466	1,558,447
NET INVESTMENT INCOME	761,742	3,452,412	1,775,495
REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) gain on investments	(1,007,130)	158,478,568	35,290,650
Net realized loss on foreign currency transactions	(88,374)	(819,966)	(188,566)
Net change in unrealized appreciation (depreciation) on:
Investments	318,597	(70,299,903)	(48,442,160)
Foreign currency	6,881	(5,140)	1,448
NET (LOSS) GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(770,026)	87,353,559	(13,338,628)
NET (DECREASE) INCREASE IN NET ASSETS FROM OPERATIONS	$(8,284)	$90,805,971	$(11,563,133)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2008	Year Ended April 30, 2007	Year Ended April 30, 2008	Year Ended April 30, 2007
NET ASSETS, beginning of year	$29,118,526	$25,347,676	$522,330,052	$491,169,979
NET (DECREASE)/INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	761,742	178,790	3,452,412	4,226,425
Net realized (loss) gain on investments and foreign currency transactions	(1,095,504)	5,099,800	157,658,602	90,390,297
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	325,478	(1,202,054)	(70,305,043)	(2,599,370)
Net (decrease) increase in net assets from operations	(8,284)	4,076,536	90,805,971	92,017,352
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(47,769)	(87,065)	(2,237,447)	(3,980,863)
Net realized gains	(1,876,106)	–	(143,139,128)	(85,920,162)
Total distributions	(1,923,875)	(87,065)	(145,376,575)	(89,901,025)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	73,691,685	–	43,995,083	23,898,833
Reinvestment of distributions to shareholders	1,923,875	87,065	145,063,926	89,571,012
Cost of shares repurchased	(1,285,442)	(305,686)	(186,532,540)	(84,426,099)
Total increase (decrease) in net assets from capital share transactions	74,330,118	(218,621)	2,526,469	29,043,746
NET INCREASE (DECREASE) IN NET ASSETS	72,397,959	3,770,850	(52,044,135)	31,160,073
NET ASSETS, end of year	$101,516,485	$29,118,526	$470,285,917	$522,330,052
Undistributed net investment income (loss)	$509,633	$(278,758)	$394,284	$(1,101)
OTHER INFORMATION:
Capital share transactions:
Shares sold	5,285,426	–	4,173,341	2,254,715
Shares issued in reinvestment of distributions to shareholders	130,167	6,621	14,083,877	8,850,890
Shares repurchased	(95,472)	(24,518)	(15,843,947)	(7,841,938)
Net share transactions	5,320,121	(17,897)	2,413,271	3,263,667

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Pan European Select Fund
	Year Ended April 30, 2008	Year Ended April 30, 2007
NET ASSETS, beginning of year	$167,992,389	$114,826,430
(DECREASE) INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	1,775,495	2,601,482
Net realized gain on investments and foreign currency transactions	35,102,084	18,368,845
Net change in unrealized (depreciation) appreciation on investments and foreign currency transactions	(48,440,712)	24,218,548
Net (decrease) increase in net assets from operations	(11,563,133)	45,188,875
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,682,325)	(2,215,146)
Net realized gains	(43,508,354)	(30,197,563)
Total distributions	(45,190,679)	(32,412,709)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	16,903,822	11,070,068
Reinvestment of distributions to shareholders	45,121,963	32,412,708
Cost of shares repurchased	(74,479,419)	(3,092,983)
Total (decrease) increase in net assets from capital share transactions	(12,453,634)	40,389,793
NET (DECREASE) INCREASE IN NET ASSETS	(69,207,446)	53,165,959
NET ASSETS, end of year	$98,784,943	$167,992,389
Undistributed net investment income	$216,760	$310,550
OTHER INFORMATION:
Capital share transactions:
Shares sold	1,255,824	557,730
Shares issued in reinvestment of distributions to shareholders	3,741,456	1,777,987
Shares repurchased	(4,135,469)	(140,645)
Net share transactions	861,811	2,195,072

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.260	$12.310	$11.020	$10.450	$7.630
Net investment income	0.166	0.088	0.071	0.119	0.083
Net realized and unrealized (loss) gain on investments and foreign currency transactions	(0.242)	1.905	4.600	0.779	2.985
Total from investment operations	(0.076)	1.993	4.671	0.898	3.068
Less distributions: Net investment income	(0.010)	(0.043)	(1.991)	(0.184)	(0.248)
Net realized gains	(0.384)	–	(1.390)	(0.144)	–
Total distributions	(0.394)	(0.043)	(3.381)	(0.328)	(0.248)
Net asset value, end of year	$13.790	$14.260	$12.310	$11.020	$10.450
TOTAL INVESTMENT RETURN (1)	(0.72)%	16.22%	48.23%	8.41%	40.26%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$101,516,485	$29,118,526	$25,347,676	$29,858,561	$34,797,368
Operating gross expenses to average net assets before reimbursement or recapture	1.13%	1.70%	1.79%	1.38%	1.28%
Operating net expenses to average net assets after reimbursement or recapture	1.17%	1.61%	1.79%	1.38%	1.28%
Net investment income to average net assets	1.16%	0.70%	0.61%	1.09%	0.91%
Portfolio turnover rate	77%	106%	81%	103%	82%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.950	$11.050	$7.830	$8.240	$5.340
Net investment income	0.079	0.090	0.149	0.104	0.058
Net realized and unrealized gain on investments and foreign currency transactions	2.322	1.771 (3)	5.347	1.487	2.842
Total from investment operations	2.401	1.861	5.496	1.591	2.900
Less distributions: Net investment income	(0.061)	(0.087)	(0.167)	(0.118)	–
Net realized gains	(3.910)	(1.874)	(2.109)	(1.883)	–
Total distributions	(3.971)	(1.961)	(2.276)	(2.001)	–
Net asset value, end of year	$9.380	$10.950	$11.050	$7.830	$8.240
TOTAL INVESTMENT RETURN (1)	18.69%	18.30%	77.13%	18.41%	54.31%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$470,285,917	$522,330,052	$491,169,979	$312,918,246	$461,142,097
Operating gross expenses to average net assets	1.10%	1.11%	1.13%	1.16%	1.10%
Operating net expenses to average net assets	1.10%	1.11%	1.13%	1.16%	1.10%
Net investment income to average net assets	0.69%	0.85%	1.56%	1.25%	0.78%
Portfolio turnover rate	63%	67%	102%	93%	107%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes a non-recurring gain from the Advisor recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total return would have been 0.12% lower.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)		Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$20.830	$19.570	$15.060		$15.060	$9.680
Net investment income	0.239	0.384	0.191	(3)	0.072	0.026
Net realized and unrealized (loss) gain on investments and foreign currency transactions	(1.532)	6.018	8.222		2.400	5.427
Total from investment operations	(1.293)	6.402	8.413		2.472	5.453
Less distributions: Net investment income	(0.315)	(0.351)	(0.262)		(0.049)	(0.073)
Net realized gains	(8.152)	(4.791)	(3.641)		(2.423)	–
Total distributions	(8.467)	(5.142)	(3.903)		(2.472)	(0.073)
Net asset value, end of year	$11.070	$20.830	$19.570		$15.060	$15.060
TOTAL INVESTMENT RETURN (1)	(9.54)%	36.46%	64.64%		16.07%	56.37%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$98,784,943	$167,992,389	$114,826,430		$93,954,059	$88,311,916
Operating gross expenses to average net assets	1.29%	1.32%	1.30%		1.37%	1.38%
Operating net expenses to average net assets	1.29%	1.32%	1.30%		1.37%	1.38%
Net investment income to average net assets	1.47%	1.94%	1.12	%(3)	0.47%	0.20%
Portfolio turnover rate	91%	55%	104%		119%	109%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Net investment income per share and the net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63%, respectively.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers three funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), and MCBT Pan European Select Fund (the "Pan European Select Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, and the Pan European Select Fund commenced investment operations on July 1, 1994, February 14, 1997, and June 6, 2002, respectively. Prior to January 1, 2008 the MCBT Pan European Select Fund was named the MCBT Pan European Mid Cap Fund. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable (including restricted securities, if any), quotations not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. By its nature, a fair value price is an estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. For purposes of determining whether fair valuation is appropriate, "significant events" may include events relating to a single issue (e.g., corporate actions or announcements) or events relating to multiple issues (e.g., governmental actions or natural disasters). At April 30, 2008, fair valued securities in the Global Emerging Markets Fund amounted to $16,290,187, or 3.5% of its net assets. The value of such securities may differ from the value that would be realized if the securities were sold.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or the Investment Manager specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to other securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the Fund.

The Funds' securities lending program commenced on April 28, 2008. As of April 30, 2008, the Global Emerging Markets Fund had loaned one security, which was collateralized by short term investments. The value of the security on loan and the value of the related collateral were as follows:

Value of Security	Value of Non-Cash Collateral*
$73,167	$76,828

*  The Fund cannot repledge or resell this collateral. The non-cash collateral consists of non-U.S. government securities.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2008, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At April 30, 2008, the Global Emerging Markets Fund held equity-linked American-style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered. The value of these securities within the Global Emerging Markets Fund represents 5.57% of the Fund's net assets as of April 30, 2008. The following table lists the restricted securities held by the Global Emerging Market Fund as of April 30, 2008:

Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Almacenes Exito SA	07/23/07	$9,877,639	$7.85	$9,885,593
Bharti Airtel Ltd. (warrant)	08/06/07	10,550,960	22.17	10,979,735
Tata Consultancy SVS Ltd. (warrant)	09/05/07	6,116,698	22.73	5,310,452
		$26,545,297		$26,175,780

Indemnification - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFICs), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and capital loss carryforwards. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2008 on a tax basis and the tax character of distributions during fiscal 2008 and 2007 were as follows:

			2008		2007
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gains	Distributions From Ordinary Income	Distributions From Long-Term Gains	Distributions From Ordinary Income	Distributions From Long-Term Gains
Opportunistic EAFE Fund	$717,676	$–	$47,771	$1,876,104	$87,065	$–
Global Emerging Markets Fund	8,716,446	66,226,618	25,921,597	119,454,978	32,009,523	57,891,502
Pan European Select Fund	216,760	2,446,509	5,893,874	39,296,805	16,170,950	16,241,759

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2008, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012
Opportunistic EAFE Fund	$7,124,922	$3,069,185	$288,029

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2008, the following Funds utilized or had expired unused capital loss carry-forwards for U.S. federal income tax purposes:

Fund	Capital Loss Carry-Forwards Utilized	Capital Loss Carry-Forwards Expired Unused
Opportunistic EAFE Fund	$1,736,820	$345,813
Global Emerging Markets Fund	2,784,929	–

As of April 30, 2008, the following Fund elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss
Opportunistic EAFE Fund	$2,848,144

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Pan European Select Fund	1.00%

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 5-year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. For the year ended April 30, 2008 the Investment Manager recaptured $22,200. As of April 30, 2008, all amounts reimbursed were recaptured. Furthermore, effective April 29, 2008, the Investment Manager contractually agreed to waive the management fee to which it is entitled pursuant to the investment advisory agreement between the Investment Manager and the Pan European Select Fund through August 31, 2008 to the extent that such fee would exceed the annual rate of 0.75% of the Fund's average monthly net assets.

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.06% of its average net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out of pocket costs. Fees are calculated on a complex-wide basis.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2008 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$118,542,635	$48,168,089
Global Emerging Markets Fund	316,022,460	456,778,448
Pan European Select Fund	108,431,740	161,475,221

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2008 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$95,618,225	$7,575,079	$2,071,919	$5,503,160
Global Emerging Markets Fund	361,114,411	119,540,926	10,901,402	108,639,524
Pan European Select Fund	87,440,498	15,654,514	3,161,963	12,492,551

The net unrealized appreciation/(depreciation) on foreign currency transactions at April 30, 2008 on a federal income tax basis for each Fund was the same as book.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2008 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	6	89.63
Global Emerging Markets Fund	4	77.72
Pan European Select Fund	5	79.60

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring October 31, 2008. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then-prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. During the year ended April 30, 2008, there were no outstanding borrowings or allocated fees, except for Global Emerging Market Fund. The Global Emerging Market Fund had outstanding borrowings on July 30, 2007 in the amount of $15,302,000, for which the Fund paid $2,603 in interest charges at an interest rate of 6.125%.

NOTE H - TRANSACTIONS WITH "AFFILIATES"

The term "affiliate" includes companies in which there is a direct or indirect (a) ownership of, control of or, voting power over 5 percent or more of the outstanding voting shares or (b) control of, or by, or common control under, another company or persons. In August 2007, in connection with new investments into the Opportunistic EAFE Fund on behalf of existing clients of the Investment Manager, the Fund purchased portfolio securities directly from discretionary accounts managed by the Investment Manager in the approximate aggregate amount of $34,306,866. These transactions were conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act.

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return.

In February 2008, the FASB issued Staff Position Financial Interpretation No. 48-2, Effective Date of Interpretation No. 48 for Certain Nonpublic Enterprises. This interpretation defers the effective date of FIN 48 to calendar year 2008.

In accordance with Securities and Exchange Commission guidance, the Funds implemented the provisions of FIN 48, Accounting for Uncertainty in Income Taxes, on April 30, 2008. The Funds have reviewed the tax positions for the open tax period as of April 30, 2008 and the open tax years of April 30, 2005 through April 30, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 may have on the Funds' financial statement disclosures.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

In addition, in March 2008, the Financial Accounting Standards board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

NOTE J - PAYMENTS MADE BY AFFILIATES

During the year ended April 30, 2008, the Investment Manager agreed to fully reimburse the Global Emerging Markets Fund $1,635 and the Pan European Select Fund $1,436 for losses caused by Martin Currie Inc.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of the
Opportunistic EAFE Fund
Global Emerging Markets Fund
Pan European Select Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Opportunistic EAFE Fund, Global Emerging Markets Fund and Pan European Select Fund ("Fund"), each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
June 23, 2008

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2008. The Funds received income from foreign sources and paid taxes to foreign countries as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$1,641,844	$139,220
Global Emerging Markets Fund	9,911,643	1,136,461
Pan European Select Fund	3,560,104	289,722

The Funds designated long-term capital gain dividends for purposes of the dividends paid deduction as follows:

Fund	Long Term Capital Gain Distribution Amount
Opportunistic EAFE Fund	$1,876,104
Global Emerging Markets Fund	119,454,978
Pan European Select Fund	39,296,805

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) in the Trust's Statement of Additional Information dated August, 31, 2007, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on the Funds' Form N-PX, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period* November 1, 2007 through April 30, 2008
Actual
Opportunistic EAFE Fund	$1,000.00	$864.29	$5.17
Global Emerging Markets Fund	1,000.00	844.48	5.00
Pan European Select Fund	1,000.00	872.32	6.05
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,019.31	$5.60
Global Emerging Markets Fund	1,000.00	1,019.44	5.47
Pan European Select Fund	1,000.00	1,018.40	6.52

*  Expenses are equal to the Funds' annualized expense ratio of 1.12%, 1.09% and 1.30% for Opportunistic EAFE Fund, Global Emerging Markets Fund and Pan European Select Fund, respectively, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 366 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the 1940 Act) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
T.J.D. Hall 46	Trustee and President	2000	3	Director of Martin Currie (Holdings) Ltd.; Member of the main board of Martin Currie Ltd. (parent company); Director and Vice President of Martin Currie Inc. (investment adviser); Chairman of the Martin Currie pension fund; Director of the following companies: Martin Currie Investment Management Ltd. (investment adviser), Martin Currie Services Ltd., (investment management), Martin Currie Management Ltd., (investment management), Martin Currie Trustees Ltd., (trustee company), Moorgate Investment Management Ltd., Edinburgh International Investment Trust Ltd. and The Western Canada Investment Company Ltd.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the 1940 Act).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 73	Trustee	1994	3	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 65	Trustee	1994	3	Self-employed investment manager; Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 40	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Ltd.; Member of the main board of Martin Currie Ltd (parent company); Director and Vice-President of Martin Currie Inc.; Director of Martin Currie Investment Management Ltd.; Director of Martin Currie Trustees Ltd.; Director of Martin Currie Services Ltd.; Director of Martin Currie Management Ltd.; President and Director of Martin Currie (Bermuda) Ltd.; Director of Moorgate Investment Management Ltd.; Director of Western Canada Investment Company Ltd. Formerly: Director of Finance of GE Capital Auto Financing.

Jacqui Hughes 35	Vice President and Chief Compliance Officer	2006	Compliance officer for the group of companies owned by Martin Currie Ltd; Director of Martin Currie Investment Management Ltd. and Martin Currie Inc.

Lorraine McFarlane 45	Clerk and Senior Risk & Compliance Adviser	2002	Senior Risk & Compliance Adviser, Martin Currie Investment Management Ltd. (investment management).

(1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Ltd. are omitted if not materially different from the positions listed.

(2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Jacqui Hughes, Vice President and Chief Compliance Officer

Lorraine McFarlane, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of April 30, 2008, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year
Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

2007	$146,300	$0	$24,800	$0
2008	$122,500	$0	$39,950	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2007	$24,800
2008	$39,950

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name:	Timothy J.D. Hall
Title:	President
Date: July 9, 2008

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2008	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: July 9, 2008	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.